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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                       -------------------------------

                                   FORM 8-K

                       -------------------------------



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              January 27, 2000                               0-14399
---------------------------------------------    -------------------------------
      Date of Report (Date of earliest                Commission File Number
               event reported)



                   GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.
            (Exact name of registrant as specified in its charter)



               Delaware                                     06-1104930
---------------------------------------------    -------------------------------
     (State or other jurisdiction of             (I.R.S. Employer Identification
     incorporation or organization)

                   Number)



                         888 Seventh Avenue, 40th Floor
                            New York, New York 10106
              ----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (212) 547-6700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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



Item 1.    Change of Control of Registrant

      Pursuant to the Registrant and its subsidiaries' Amended Joint Plan of Reorganization (the "Plan"), the following persons were added to the board of directors of the Registrant as of the effective date of the consummation of the Plan, January 27, 2000: James Bennett, Thomas Cochill, Richard Intrator, Michael Kramer, Eugene Linden, and Richard Nevins. All former members of the Registrant's board of directors, other than Richard E. Snyder, the Registrant's Chief Executive Officer, who continues in his position as Chairman of the Registrant's board of directors, ceased to be members of the board of directors as of January 27, 2000.

      In the event of a Director Event, as defined in the Senior Note Indenture between Golden Books Publishing Company, Inc., a wholly-owned subsidiary of the Registrant ("GBPC"), the Guarantors named therein, and HSBC Bank USA, the holders of GBPC's Senior Notes due 2004 will have the right to elect one member of the Registrant's board of directors, in which event the number of members of the Registrant's board of directors would be increased to eight.

Item 3.    Bankruptcy or Receivership

      Reference is made to the Form 8-K filed by the Registrant under date of September 24, 1999. On January 27, 2000, the Registrant filed a Notice of Occurrence of Effective Date with the United States Bankruptcy Court for the Southern District of New York confirming the consummation of the Plan.

      Pursuant to the Plan, the Registrant amended and restated its Certificate of Incorporation to provide for, among other things, the authorization of 30 million shares of the Registrant's sole class of stock, the new common stock. Of the 30 million shares authorized, 10 million shares are being issued. Of those 10 million shares, 5 million shares are being issued to the holders of the former convertible trust originated preferred securities, 4.25 million shares are being issued to the holders of the former senior notes, 500,000 shares are being issued to Golden Press Holdings, L.L.C., and the remaining 250,000 shares are being issued to the Registrant's senior management. In addition, warrants are being issued to the holders of the former common stock and preferred stock of the Registrant to purchase an aggregate of 525,000 shares of common stock at an exercise price of $23.03 per share.

      The Registrant is adopting "Fresh Start Accounting" in accordance with SOP-90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code." Information as to the assets and liabilities of the Registrant under Fresh Start Accounting will be provided in connection with the issuance of financial statements as at December 25, 1999.

Item 5.    Other Events

      Under the Plan, GBPC has secured a $60 million financing arrangement with The CIT Group/Business Credit and Foothill Capital Corporation.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits.   The  following   exhibits  are  filed  herewith  and
incorporated herein by reference:

      Exhibit No.       Description
      -----------       -----------

        2.1 Notice of Occurrence of Effective Date of Debtors' Amended Joint Plan of Reorganization, dated January 27, 2000.
        4.1 Senior Note Indenture, dated as of January 25, 2000, between Golden Books Publishing Company, Inc., the Guarantors named therein and HSBC Bank USA.*
        99.1            Press Release, dated January 27, 2000.
        99.2 Revolving Credit and Term Loan Agreement, dated as of January 25, 2000, among Golden Books Publishing Company, Inc., the Lenders party thereto, The CIT Group/Business Credit, Inc. as Agent, and Foothill Capital Corporation as Co-Agent.

* Incorporated by reference to the Form T-3/A filed by Golden Books Publishing, Inc. on January 26, 2000.


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



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Date: February 2, 2000            By:  /s/ Philip Galanes
                                       ----------------------------------------
                                       Name: Philip Galanes
                                       Title:  Chief Administrative Officer,
                                               Executive Vice President,
                                               General Counsel & Secretary

                                  Exhibit Index



         2.1 Notice of Occurrence of Effective Date of Debtors' Amended Joint Plan of Reorganization, dated January 27, 2000.

         4.1 Senior Note Indenture, dated as of January 25, 2000, between Golden Books Publishing Company, Inc., the Guarantors named therein and HSBC Bank USA.*

        99.1            Press Release, dated January 27, 2000.

        99.2 Revolving Credit and Term Loan Agreement, dated as of January 25, 2000, among Golden Books Publishing Company, Inc., the Lenders party thereto, The CIT Group/Business Credit, Inc. as Agent, and Foothill Capital Corporation as Co-Agent.

* Incorporated by reference to the Form T-3/A filed by Golden Books Publishing, Inc. on January 26, 2000.

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